UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)      July 27, 2006
                                          -------------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)



          California                     0-31525               68-0352144
 -----------------------------         -----------         -------------------
 (State or other jurisdication         (Commission           (IRS Employer
      Of incorporation)                File Number)        Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA             95670
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (916) 231-6700
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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The Index to Exhibits is on Page 3
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Item 8.01: Other Events

Registrant issued a press release July 27, 2006 announcing that David T. Taber, President and CEO of American River Bankshares, and Mitchell A. Derenzo, Executive Vice President and CFO of American River Bankshares, are scheduled to speak at the Keefe, Bruyette, and Woods (KBW) 2006 Honor Roll and 7th Annual Community Bank Investor Conference. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1)   Press release dated July 27, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
July 27, 2006                       Mitchell A. Derenzo, Chief Financial Officer


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

INDEX TO EXHIBITS


Exhibit No.             Description                                     Page
-----------             -----------                                     ----

99.1                    Press release of American River                 4
                        Bankshares dated July 27, 2006


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